HIGHLAND FUNDS I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Floating Rate Opportunities Fund

Highland/iBoxx Senior Loan ETF

Supplement dated June 18, 2013 to the Statement of Additional Information for Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund, Highland Floating Rate Opportunities Fund, each dated November 1, 2012, as supplemented from time to time, and to the Statement of Additional Information for Highland/iBoxx Senior Loan ETF, dated October 22, 2012, as supplemented from time to time.

This Supplement provides new and additional information beyond that contained in the Statements of Additional Information and should be read in conjunction with the Statements of Additional Information.

At a meeting held on June 7, 2013, the Board of Trustees of Highland Funds I (the “Board”) accepted, in accordance with the Funds’ retirement policy, the resignation of James F. Leary as a Trustee of the Funds, which was effective as of the date of that meeting. Effective as of June 7, 2013, the Statements of Additional Information are amended accordingly and all information relating to James F. Leary, except the information appearing in the Statements of Additional Information under “Trustees’ Compensation” and “Share Ownership,” have been removed.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE